UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2024

COMMUNITY WEST BANCSHARES

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	000-23575 (Commission File Number)	77-0446957 (I.R.S. Employer Identification No.)

445 Pine Avenue, Goleta, California 93117

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (805) 692-5821

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	CWBC	NASDAQ

ITEM 8.01.	OTHER EVENTS

On October 10, 2023, Central Valley Community Bancorp, a California corporation, (“Central Valley”), announced that it had entered into an Agreement and Plan of Reorganization and Merger, dated as of October 10, 2023 (the “Merger Agreement”), with Community West Bancshares, a California corporation (“Community West”). Pursuant to the terms of the Merger Agreement, Community West will be merged with and into Central Valley (the “Corporate Merger”), with Central Valley as the surviving institution, promptly followed by the merger of Community West’s wholly-owned bank subsidiary, Community West Bank, N.A., a national banking association (“CWB”), with and into Central Valley Community Bank, a California state-chartered bank and wholly-owned bank subsidiary of Central Valley (“CVCB”), with CVCB as the surviving banking institution (the “Bank Merger”).

This Current Report on Form 8-K (this “Form 8-K”) supplements disclosures included in the joint proxy statement/prospectus (the “joint proxy statement/prospectus”) filed by Central Valley with the U.S. Securities and Exchange Commission (the “SEC”) included in the Registration Statement on Form S-4, dated December 8, 2023 (File No. 333-275942), as amended by Amendment No. 1, dated December 22, 2023, which was declared effective by the SEC on December 27, 2023. Central Valley and Community West mailed the joint proxy statement/prospectus to their respective shareholders on or about January 5, 2024. The information contained in this Form 8-K is incorporated by reference into the joint proxy statement/prospectus and should be read in conjunction with the joint proxy statement/prospectus, which should be read in its entirety. To the extent that information in this Form 8-K differs from or updates information contained in the joint proxy statement/prospectus, the information contained in this Form 8-K supersedes the information contained in the joint proxy statement/prospectus. Capitalized terms used in this Form 8-K, but not otherwise defined, shall have the meanings ascribed to such terms in the joint proxy statement/prospectus.

Since the filing of the joint proxy statement/prospectus, Central Valley received two letters from purported shareholders of Central Valley requesting additional information for inclusion in the joint proxy statement/prospectus. These letters generally allege that the joint proxy statement/prospectus contains certain disclosure deficiencies without the requested information. Neither Community West nor Central Valley have responded directly to these letters and believe they have no merit.

Nonetheless, to moot the purported shareholders’ unmeritorious disclosure claims, alleviate the costs, risks and uncertainties inherent in litigation, and provide additional information to our respective shareholders, Central Valley and Community West have determined to voluntarily supplement the joint proxy statement/prospectus with certain supplemental disclosures as described in the following section entitled “Supplemental Disclosures” in this Form 8-K. Nothing in this Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Central Valley and Community West specifically deny all any and allegations by the purported Community West shareholders in the letters that any additional disclosure was or is required.

This filing will not affect the timing of the special meeting of Central Valley’s shareholders scheduled for February 8, 2024, at 3:00 PM, local time at its principal offices, 7100 N. Financial Drive, Suite 101, Fresno, CA 93720, nor will it affect the timing of the special meeting of Community West’s shareholders scheduled for February 8, 2024 at 6:00 PM local time at La Cumbre Country Club, 4015 Via Laguna, Santa Barbara, CA 93110.

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The Central Valley board of directors and the Community West board of directors continue to unanimously recommend that their respective shareholders vote “FOR” the approval of the merger proposal.

Supplemental Disclosures

Supplemental Information Regarding the Janney Fairness Opinion

As described in the joint proxy statement/prospectus, Janney provided the Central Valley board of directors with an opinion as to the fairness, from a financial point of view, of the merger consideration to be paid to the holders of Community West common stock. The language that follows supplements the disclosures and summary of Janney’s analyses contained in the section of the joint proxy statement/prospectus entitled “The Merger – Opinions of Community West’s and Central Valley’s Respective Financial Advisors—Opinion of Central Valley’s Financial Advisor” beginning on page 70.

Comparable Companies Analyses. As described in the joint proxy statement/prospectus, Janney used publicly available information to compare selected financial information for Community West with a group of financial institutions selected by Janney, which is referred to in the joint proxy statement/prospectus as the “Comparable Company Analysis – Community West.” The following table summarizes the publicly available data utilized by Janney in its analysis.

				Price /
		Total	Mkt	Tang.
		Assets	Cap	Book	LTM	Div.	LTM	LTM	TCE /	NPAs /
Company	Ticker	($M)	($M)	Value	EPS	Yield	ROAA	ROAE	TA	Assets

Southern California Bancorp	BCAL	2,309	273	114.9%	9.1x	--	1.32%	11.7%	NA	0.00%
BayCom Corp	BCML	2,567	234	89.8%	8.8x	2.0%	1.14%	9.1%	10.4%	0.47%
FS Bancorp Inc.	FSBW	2,906	224	100.3%	6.9x	3.4%	1.25%	13.0%	7.9%	0.34%
PCB Bancorp	PCB	2,556	220	81.3%	6.8x	4.7%	1.38%	9.9%	10.6%	0.15%
California Bancorp	CALB	2,006	170	95.9%	7.1x	--	1.21%	13.9%	NA	0.01%
Avidbank Holdings Inc.	AVBH	2,208	163	108.1%	5.9x	--	1.26%	18.5%	6.8%	0.70%
Cashmere Valley Bank	CSHX	2,009	159	99.9%	5.4x	3.9%	1.46%	19.5%	8.6%	0.71%
First Northern Community Bancorp	FNRN	1,913	139	105.4%	7.1x	--	1.01%	15.0%	6.9%	0.32%
OP Bancorp	OPBK	2,152	138	75.0%	4.7x	5.3%	1.47%	17.1%	8.5%	0.16%
Riverview Bancorp Inc.	RVSB	1,583	120	94.7%	7.6x	4.3%	1.00%	10.5%	8.1%	0.01%
Summit State Bank	SSBI	1,161	108	125.2%	6.8x	3.0%	1.43%	17.4%	7.5%	2.14%
Pacific Financial Corp.	PFLC	1,209	103	107.6%	6.6x	5.2%	1.21%	14.9%	8.0%	0.08%
Sound Financial Bancorp Inc.	SFBC	1,011	95	96.5%	9.2x	2.0%	1.06%	10.8%	9.8%	0.21%
American Riviera Bancorp	ARBV	1,285	91	103.5%	6.7x	--	1.02%	15.4%	6.9%	0.22%
Summit Bank Group Inc.	SBKO	1,029	85	94.0%	7.0x	--	1.21%	14.5%	8.8%	0.13%
Citizens Bancorp	CZBC	1,031	68	107.7%	7.9x	3.5%	0.87%	14.8%	6.1%	0.02%
Bay Community Bancorp	CBOB.A	1,061	63	94.7%	7.6x	2.7%	0.86%	4.5%	NA	0.74%
US Metro Bancorp Inc.	USMT	1,157	56	61.7%	3.7x	3.5%	1.32%	17.4%	NA	0.24%

Source: S&P Capital IQ Pro

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Janney also used publicly available information to compare selected financial information for Central Valley with a group of financial institutions selected by Janney, which is referred to in the joint proxy statement/prospectus as the “Comparable Company Analysis – Central Valley.” The following table summarizes the publicly available data utilized by Janney in its analysis.

				Price /
		Total	Mkt	Tang.
		Assets	Cap	Book	LTM	Div.	LTM	LTM	TCE /	NPAs /
Company	Ticker	($M)	($M)	Value	EPS	Yield	ROAA	ROAE	TA	Assets

American Business Bank	AMBZ	3,903	267	94.2%	5.5x	--	1.28%	19.2%	7.2%	0.15%
Sierra Bancorp	BSRR	3,762	278	100.6%	8.0x	4.8%	0.99%	11.8%	7.5%	0.03%
Southern California Bancorp	BCAL	2,309	273	116.3%	9.1x	--	1.32%	11.7%	NA	0.00%
BayCom Corp	BCML	2,567	234	89.8%	8.8x	2.0%	1.14%	9.1%	10.4%	0.47%
FS Bancorp Inc.	FSBW	2,906	224	100.3%	6.9x	3.4%	1.25%	13.0%	7.9%	0.34%
PCB Bancorp	PCB	2,556	220	81.3%	6.8x	4.7%	1.38%	9.9%	10.6%	0.15%
California Bancorp	CALB	2,006	170	96.3%	7.1x	--	1.21%	13.9%	NA	0.01%
Avidbank Holdings Inc.	AVBH	2,208	163	108.1%	5.9x	--	1.26%	18.5%	6.8%	0.70%
Exchange Bank	EXSR	3,320	150	68.0%	5.6x	5.8%	0.78%	12.6%	6.6%	0.27%
Cashmere Valley Bank	CSHX	2,009	159	99.9%	5.4x	3.9%	1.46%	19.5%	8.6%	0.71%
OP Bancorp	OPBK	2,152	138	75.0%	4.7x	5.3%	1.47%	17.1%	8.5%	0.16%

Source: S&P Capital IQ Pro

Analysis of Precedent Transactions. As described in the joint proxy statement/prospectus, Janney used publicly available information to review a group of nationwide transactions, which is referred to in the joint proxy statement/prospectus as the “Relevant Nationwide Transactions Analysis – Community West.” The following table summarizes the publicly available data utilized by Janney in its analysis.

			Deal Price/			Seller Financial Metrics
		Deal	Tang.		Prem.	Total
Date		Value	Book	LTM	to Core	Assets	NPAs/	TCE /	LTM
Annc.	Buyer / Seller	($M)	Value	EPS	Deps	($M)	Assets	TA	ROAA

09/27/23	Peoples Financial Services Corp./FNCB Bancorp, Inc.	128	101.8%	8.0x	NA	1,862	0.29%	6.66%	0.91%
08/08/23	Glacier Bancorp, Inc./Community Financial Group, Inc.	81	175.2%	NM	NA	716	NA	6.34%	0.98%
03/21/23	First Mid Bancshares, Inc./Blackhawk Bancorp, Inc.	90	138.1%	6.6x	2.2%	1,322	0.36%	4.94%	1.01%
02/23/23	Main Street Fin'l Services Corp./Wayne Savings Bancshares	67	155.7%	7.8x	4.4%	730	0.14%	5.91%	1.34%
02/22/23	LINKBANCORP, Inc./Partners Bancorp	161	126.5%	11.9x	NA	1,575	0.28%	8.15%	0.81%
12/14/22	First Bank/Malvern Bancorp, Inc.	150	102.4%	21.4x	NA	1,044	0.57%	14.02%	0.63%
12/05/22	NBT Bancorp Inc./Salisbury Bancorp, Inc.	200	182.8%	12.6x	7.2%	1,512	0.30%	7.28%	1.07%
11/30/22	Byline Bancorp, Inc./Inland Bancorp, Inc.	165	123.1%	22.2x	3.3%	1,233	1.63%	13.26%	0.69%
10/25/22	Peoples Bancorp Inc./Limestone Bancorp, Inc.	216	176.1%	12.6x	9.1%	1,494	0.08%	8.10%	1.19%
10/11/22	Prosperity Bancshares, Inc./Lone Star State Bancshares, Inc.	226	187.0%	14.4x	11.4%	1,305	0.02%	9.35%	1.80%
09/20/22	Southern Missouri Bancorp, Inc./Citizens Bancshares Co.	150	163.6%	29.5x	7.1%	999	1.85%	8.71%	0.51%
08/30/22	First Commonwealth Financial Corp./Centric Financial Corp.	138	131.5%	14.8x	4.8%	1,036	1.21%	9.63%	0.85%
08/23/22	HBT Financial, Inc./Town and Country Financial Corporation	101	139.0%	8.3x	NA	876	NA	8.41%	1.36%
07/27/22	The First Bancshares, Inc./Heritage Southeast Bancorp., Inc.	208	179.8%	15.0x	6.9%	1,713	NA	6.85%	0.83%

Source: S&P Capital IQ Pro

3

Janney also used publicly available information to review a group of regional transactions, which is referred to in the joint proxy statement/prospectus as the “Relevant Regional Transactions Analysis – Community West.” The following table summarizes the publicly available data utilized by Janney in its analysis.

			Deal Price/			Seller Financial Metrics
		Deal	Tang.		Prem.	Total
Date		Value	Book	LTM	to Core	Assets	NPAs/	TCE /	LTM
Annc.	Buyer / Seller	($M)	Value	EPS	Deps	($M)	Assets	TA	ROAA

08/08/23	Glacier Bancorp, Inc./Community Financial Group, Inc.	81	175.2%	11.6x	NA	716	NA	6.34%	0.98%
04/01/22	National Bank Holdings Corp./Bancshares of Jackson Hole, Inc.	235	208.5%	20.0x	8.2%	1,722	0.39%	7.04%	1.07%
07/27/21	TriCo Bancshares/Valley Republic Bancorp	166	156.9%	10.9x	NA	1,366	NA	7.55%	1.17%
07/27/21	CVB Financial Corp./Suncrest Bank	204	151.0%	12.6x	6.4%	1,372	0.36%	9.87%	1.23%
06/23/21	Columbia Banking System, Inc./Bank of Commerce Holdings	269	165.9%	14.7x	7.1%	1,829	0.44%	8.91%	1.05%
04/19/21	Bank of Marin Bancorp/American River Bankshares	135	173.7%	18.7x	8.4%	869	0.77%	9.00%	0.86%
03/22/21	Banc of California, Inc./Pacific Mercantile Bancorp	248	152.8%	29.2x	6.7%	1,588	2.53%	9.98%	0.51%

Source: S&P Capital IQ Pro

Discounted Cash Flow Analysis. As described in the joint proxy statement/prospectus, Janney performed an analysis that estimated the net present value per share of Community West common stock under various circumstances. Janney selected price to earnings and tangible book value multiples based on Janney’s professional judgement and experience, as well as a review of, the trading multiples of selected companies that Janney deemed to be comparable to Community West, among other factors. Based on a price to earnings multiple of 10.0x on 2027 projected net income of $5.7 million, the calculated terminal value was $291.7 million. Based on a price to tangible book value multiple of 1.30x on 2027 tangible common equity of $229.4 million, the calculated terminal value was $298.2 million. As described in the joint proxy statement/prospectus, these terminal values were discounted to the present value using a range of discount rates.

The following table describes the discount rate calculation prepared by Janney for Community West common stock.

Risk-Free Rate – 10 UST Yield	4.78%
Equity Risk Premium	6.00%
Industry Beta	1.0x
Small Cap Premium	1.50%
Specific Company Risk Premium	2.00%
Calculated Discount Rate (Rounded)	14.00%

4

Pro Forma Transaction Analysis. As described in the joint proxy statement/prospectus, Janney analyzed certain potential pro forma effects of the merger on Central Valley utilizing certain assumptions, as provided by the senior management of Central Valley. For more information about certain of the assumptions provided by Central Valley for use in Janney’s pro forma analysis, see the Investor Presentation filed by Central Valley as exhibit 99.1 to its Current Report on Form 8-K filed with the SEC on October 10, 2023, which is incorporated by reference in the joint proxy statement/prospectus. Janney’s analysis indicated that the merger could be accretive to Central Valley’s estimated earnings per share (excluding one-time transaction costs and expenses) in the years ending 2024 through 2027 by 26.3% (2024 only includes six months with Community West), 42.5%, 35.8% and 35.8% respectively, and dilutive to Central Valley’s estimated tangible book value per share at closing, December 31, 2024 and December 31, 2025 by 18.7%, 13.7% and 5.5%, respectively.

Certain Unaudited Prospective Financial Information

For more information about prospective financial information relating to Central Valley and Community West utilized by Janney in its analysis, see the Current Report on Form 8-K filed with the SEC on January 10, 2024.

Certain Unaudited Prospective Financial Information

Central Valley and Community West do not, as a matter of course, publicly disclose forecasts or internal projections as to their future performance, revenues, earnings, financial condition or other results given, among other reasons, the inherent uncertainty of the underlying assumptions and estimates, other than, from time to time, estimated ranges of certain financial measures for the current year and certain future years in their respective earnings conference calls, investor conference presentations and other investor materials.

However, in connection with the merger, Central Valley and Community West senior management prepared or approved for use certain unaudited prospective financial information (which we refer to collectively as the “prospective financial information”) with respect to Central Valley and Community West on a standalone basis and without giving effect to the merger, which was provided to and used by Janney (Central Valley’s financial advisor) and Piper Sandler (Community West’s financial advisor) for the purpose of performing financial analyses in connection with their respective opinions, as described in the joint proxy/prospectus under the headings “The Merger- Opinions of Community West’s and Central Valley’s Respective Financial Advisor – Opinion of Central Valley’s Financial Advisor” and “– Opinion of Central Valley’s Financial Advisor” beginning on pages 58 and 70, respectively, and for the boards of directors of Central Valley and Community West in connection with their respective evaluations of the merger. A summary of certain significant elements of this information is set forth below and is included in this joint proxy statement/prospectus solely for the purpose of providing Central Valley shareholders and Community West shareholders access to certain nonpublic information made available to Central Valley and Community West and their respective boards of directors and financial advisors.

The prospective financial information was prepared in good faith and on a reasonable basis based on the best information available to the preparers at the time of its preparation. However, there can be no assurance that the forecasts or projections will be realized, and actual results may vary materially from those shown in the prospective financial information. Neither Central Valley nor Community West endorses the prospective financial information as necessarily predictive of actual future results.

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Furthermore, although presented with numerical specificity, the prospective financial information reflects numerous estimates and assumptions made by Central Valley and Community West senior management, as applicable, at the time such prospective financial information was prepared or approved for the financial advisors to use. The prospective financial information represents Central Valley and senior management’s evaluation of Central Valley’s expected future financial performance on a stand-alone basis and Community West and senior management’s evaluation of Community West’s expected future financial performance on a stand-alone basis, without reference to the merger. In addition, since the prospective financial information covers multiple years, such information by its nature becomes subject to greater uncertainty with each successive year. These and the other estimates and assumptions underlying the prospective financial information involve judgments with respect to, among other things, economic, competitive, regulatory and financial market conditions and future business decisions that may not be realized and that are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, including, among other things, the inherent uncertainty of the business and economic conditions affecting the industries in which Central Valley and Community West operate and the risks and uncertainties described under “Risk Factors” beginning on page 23 of the joint proxy statement/prospectus and “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 32 of the joint proxy statement/prospectus and in the reports that Central Valley and Community West file with the SEC from time to time, all of which are difficult to predict and many of which are outside the control of Central Valley and Community West and will be beyond the control of Central Valley following the completion of the merger. There can be no assurance that the underlying assumptions or projected results will be realized, and actual results could differ materially from those reflected in the prospective financial information, whether or not the merger is completed. Further, these assumptions do not include all potential actions that the senior management of Central Valley or Community West could or might have taken during these time periods. The inclusion in the joint proxy statement/prospectus of the prospective financial information below should not be regarded as an indication that Central Valley, Community West or their respective boards of directors or advisors considered, or now consider, this prospective financial information to be material information to any Central Valley shareholders or Community West shareholders, as the case may be, particularly in light of the inherent risks and uncertainties associated with such prospective financial information.

This information should not be construed as financial guidance and it should not be relied on as such. This information was prepared solely for internal use and is subjective in many respects and thus is susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. The prospective financial information is not fact and should not be relied upon as necessarily indicative of actual future results. The prospective financial information also reflects numerous variables, expectations and assumptions available at the time it was prepared as to certain business decisions that are subject to change. The prospective financial information does not take into account any circumstances or events occurring after the date it was prepared, including the transactions contemplated by the Merger Agreement or the possible financial and other effects on Central Valley or Community West of the merger, and does not attempt to predict or suggest actual future results of the combined company following the completion of the merger or give effect to the merger, including the effect of negotiating or executing the Merger Agreement, the costs that may be incurred in connection with consummating the merger, the potential synergies that may be achieved by the combined company as a result of the merger, the effect on Central Valley or Community West of any business or strategic decision or action that has been or will be taken as a result of the Merger Agreement having been executed, or the effect of any business or strategic decisions or actions which would likely have been taken if the Merger Agreement had not been executed, but which were instead altered, accelerated, postponed or not taken in anticipation of the merger. Further, the prospective financial information does not take into account the effect of any possible failure of the merger to occur. No assurances can be given that if the prospective financial information and the underlying assumptions had been prepared as of the date of the joint proxy statement/prospectus, similar assumptions would be used. In addition, the prospective financial information may not reflect the manner in which the combined company would operate after the merger.

6

The prospective financial information was prepared separately using, in some cases, different assumptions, and is not intended to be added together. Adding the prospective financial information together for the two companies is not intended to represent the results the combined company will achieve if the merger is completed and is not intended to represent forecasted financial information for the combined company if the merger is completed.

By including in this joint proxy statement/prospectus a summary of the prospective financial information, neither Central Valley nor Community West nor any of their respective representatives has made or makes any representation to any person regarding the ultimate performance of Central Valley or Community West compared to the information contained in the prospective financial information. Neither Central Valley, Community West nor, after completion of the merger, the combined company undertakes any obligation to update or otherwise revise the prospective financial information to reflect circumstances existing since their preparation or to reflect the occurrence of subsequent or unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error, or to reflect changes in general economic or industry conditions.

The prospective financial information summarized in this Form 8-K is not being included in this Form 8-K in order to induce any Central Valley shareholder to vote in favor of the Merger Agreement, including the merger and Central Valley share issuance proposal or the Central Valley adjournment proposal or to induce any Community West shareholder to vote in favor of the Merger Agreement, Community West merger proposal, the Community West compensation proposal or the Community West adjournment proposal.

The accompanying prospective financial information was not prepared for the purpose of, or with a view toward, public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, published guidelines of the SEC regarding forward-looking statements or generally accepted accounting principles.

The reports by Crowe LLP and RSM US LLP incorporated by reference in the joint proxy statement/prospectus relate to Central Valley’s and Community West’s respective previously issued financial statements. They do not extend to the prospective financial information and should not be read to do so.

7

Subject to the above, the prospective financial information included in this section has been provided by Central Valley’s management and Community West’s management as described in this section. Neither Crowe LLP, RSM US LLP, nor any other independent registered public accounting firm has audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the prospective financial information and, accordingly, Crowe LLP and RSM US LLP do not express an opinion or any other form of assurance with respect thereto or its achievability and assume no responsibility for the prospective financial information and disclaim any association with the prospective financial information.

In light of the foregoing and taking into account that the Central Valley special meeting and the Community West special meeting will be held several months after the financial forecasts were prepared, as well as the uncertainties inherent in any forecasted information. Central Valley shareholders and Community West shareholders are strongly cautioned not to place unwarranted reliance on such information, and Central Valley and Community West shareholders are urged to review Central Valley’s and Community West’s respective most recent SEC filings for descriptions of Central Valley’s and Community West’s respective reported financial results. See “Where You Can Find More Information” beginning on page 134 of the joint proxy statement/ prospectus.

Janney’s Relationship with Central Valley

As described in the joint proxy statement/prospectus, Janney is serving as financial adviser to Central Valley in connection with the proposed merger and is entitled to receive from Central Valley a fee in the amount of 1.25% of total merger consideration. Based on the value of the merger consideration at announcement on October 10, 2023 of $99.4 million, the total fee owed to Janney would be $1.2 million. Janney earned $200,000 of this fee upon rendering its fairness opinion, resulting in the balance of $1.0 million to be contingent upon the closing of proposed merger.

Forward-Looking Information

This Form 8-K, the joint proxy statement/prospectus and the documents that we incorporate by reference therein contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Central Valley and Community West. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Central Valley’s and Community West’s current expectations and assumptions regarding Central Valley’s and Community West’s respective businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect Central Valley’s or Community West’s respective future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive agreement and plan of reorganization between Central Valley and Community West, the outcome of any legal proceedings that may be instituted against Central Valley or Community West, delays in completing the transaction, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Central Valley and Community West do business, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, the ability to complete the transaction and integration of Central Valley and Community West successfully, the dilution caused by Central Valley’s issuance of additional shares of its capital stock in connection with the transaction, and the outbreak of COVID-19 and its effects on the economic and business environments in which Central Valley and Community West operate may, which may adversely affect the businesses in which Central Valley and Community West are engaged. Except to the extent required by applicable law or regulation, each of Central Valley and Community West disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding Central Valley, Community West and factors which could affect the forward-looking statements contained herein can be found in Central Valley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its other filings with the SEC, and in Community West’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its other filings with the SEC.

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Central Valley and Community West specifically disclaim any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Additional Information about the Merger and Where to Find It

Investors and security holders are urged to carefully review and consider each of Central Valley and Community West public filings with the SEC, including but not limited to their respective Annual Reports on Form 10-K, its Proxy Statements, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Central Valley’s documents filed with the SEC may be obtained free of charge at Central Valley’s website at www.cvcb.com or at the SEC’s website at www.sec.gov. Central Valley’s documents may also be obtained free of charge from Central Valley by requesting them in writing to Central Valley Community Bancorp, 7100 N. Financial Drive, Suite 101, Fresno, California 93720; Attention: Corporate Secretary, or by telephone at (559) 298-1775. Community West documents filed with the SEC may be obtained free of charge at Community West’s website at www.communitywestbank.com or at the SEC’s website at www.sec.gov. Community West documents may also be obtained free of charge from Community West by requesting them in writing to Community West Bancshares, 445 Pine Avenue, Goleta, California 93117, or by telephone at (805) 692-5821; Attention Corporate Secretary.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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Participants in Solicitation

The directors, executive officers and certain other members of management and employees at Community West and Central Valley may be deemed participants in the solicitation of proxies in favor of the merger from their respective shareholders. Information about the directors and executive officers of Community West is included in the proxy statement for its 2023 Annual Meeting of Shareholders, which was filed with the SEC on April 17, 2023. Information about the directors and executive officers of Central Valley is included in the proxy statement for its 2023 Annual Meeting of Shareholders, which was filed with the SEC on March 31, 2023.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2024	COMMUNITY WEST BANCSHARES By: /s/ Richard Pimentel Richard Pimentel Executive Vice President - Chief Financial Officer

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